Exhibit 3.1
CERTIFICATE OF INCORPORATION
OF
S.C JOHNSON COMMERCIAL MARKETS, INC.

FIRST:  The name of this corporation is S.C Johnson Commercial Markets, Inc.

SECOND:  Its registered office in the State of Delaware is to be located at 1209 Orange Street, Wilmington, Delaware, New Castle County. The registered agent in charge thereof is The Corporation Trust Company, address “same as above.”

THIRD:  The nature of the business and, the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all the things herein mentioned as fully and to the same extent as natural persons might or could do, and in any part of the world. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:  The amount of the total authorized capital stock of this corporation is divided into 1,000 shares of $1.00 par value.

FIFTH:  The name and mailing address of the incorporator is as follows:

Steven L. Mekeel
1525 Howe Street
Racine, Wisconsin 53403-2236

SIXTH:  The Directors shall have power to make and to alter or amend the By-laws; to fix the amount to be reserved as working capital, and to authorize and cause to be executed, mortgages and liens without limit as to the amount, upon the property and franchise of the Corporation.

With the consent in writing, and pursuant to a vote of a holders of a majority of the capital stock issued and outstanding, the Directors shall have the authority to dispose, in any manner, of the whole property of this corporation.

The By-laws shall determine whether and to what extent the accounts and books of this corporation, or any of them shall be open to the inspection of the stockholders; and no stockholder shall have any right of inspecting any account, or book or document of this Corporation, except as conferred by the law or the By-laws, or by resolution of the stockholders.

The stockholders and directors shall have power to hold their meetings and keep the books, documents and papers of the Corporation outside of the State of Delaware, at such places as may be from time to time designated by the By-laws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.

It is the intention that the objects, purposes and powers specified in the Third paragraph hereof shall, except where otherwise specified in said paragraph, without being limited or restricted by reference to or inference from the terms of any other clause of paragraph in this certificate of incorporation, that the objects, purposes and powers specified in the Third paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

SEVENTH:  Directors of the corporation shall not be liable to either the corporation or its stockholders for monetary damages for a breach of fiduciary duties unless the breach involves:  (1) a director’s duty of loyalty to the corporation or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) liability for unlawful payments of dividends or unlawful stock purchase or redemption by the corporation; or (4) a transaction from which the director derived an improper personal benefit.

I, THE UNDERSIGNED, for the purpose of forming a Corporation under the laws of the State of Delaware, do make, file and record this Certificate and do certify that the facts herein are true; and I have accordingly hereunto set my hand.

/s/ STEVEN L. MEKEEL
Steven L. Mekeel

DATED:  February 10, 1997

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
S. C. JOHNSON COMMERCIAL MARKETS, INC.

Under Section 242 of the Delaware General Corporation Law

The undersigned, being the President of S. C. Johnson Commercial Markets, Inc., corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:  That the Sole Directors of said corporation, by the unanimous written consent of its members pursuant to Section 141(f) and 242 of the General Corporation Law of the State of Delaware, filed with minutes of the Board at a meeting, June 27, 1997 adopted a resolution restating the Article Four in its entirety as set forth on Exhibit A attached hereto and made a part hereof.

SECOND:  That the holder of all the Corporation’s issued and outstanding capital stock entitled to vote thereon approved the amendment in accordance with Section 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being the President hereinabove named, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Amendment to Certificate of Incorporation this 27th day of June, 1997.

By:	/s/ EDWIN R. ROSSINI
Edwin R. Rossini President

EXHIBIT A

ARTICLE FOUR

AUTHORIZED CAPITAL STOCK

I.    AUTHORIZED SHARES

The total number of shares of capital stock which the Corporation has authority to issue is 201,000 shares, consisting of:

A.  200,000 shares of Common stock, par value $1.00 per share (the “Common Stock”); and

B.  1,000 shares of preferred stock, par value $100.00 per share, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of such shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, rights, qualifications, limitations and restrictions of the shares of preferred stock of each such series.

II.    COMMON STOCK

Except as otherwise provided in this Section II or as otherwise required by applicable law, all shares of Common Stock, shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

III.    PREFERRED STOCK

Except as otherwise provided in this Section III or as otherwise required by applicable law, all shares of Preferred Stock shall have rights and preferences set forth on Schedule I attached hereto and made part hereof.

SCHEDULE I

RESOLVED, that a series of authorized preferred shares of the Corporation is hereby created, having the designation, par value, voting, participation and other rights and restriction set out below.

Section 1.  Designation and Amount.

The shares of the Corporation’s Preferred Stock, par value $100 per share, are designated as the “Series A—8% Cumulative Preferred Stock” (the “Series A Preferred”) and the number of shares of Series A Preferred is 1,000. Certain other capitalized terms used herein are defined in Section 8.

Section 2.  Dividends.

2A.  General Obligation.    When and as declared by the Corporation’s board of directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends to the holders of the Series A Preferred as provided in this Section 2. Except as otherwise provided herein, dividends on each share of the Series A Preferred (a “Share”) shall accrue on a daily basis at the rate of 8% per annum of the Liquidation Value thereof from and including the date of issuance of such Share to and including the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share shall be deemed to be its “date of issuance” regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

2B.  Dividend Reference Dates.    To the extent not paid on the 15th day of each September, December, March and June of each year, beginning on September 15, 1997 (the “Dividend Reference Dates”), all dividends which have accrued on each Share outstanding during the four-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date shall be accumulated and shall be added to and become part of the Liquidation Value of such Share until paid.

2C.  Distribution of Partial Dividend Payments.    Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred, such payment shall be distributed ratably among the holders of such class based upon the number of Shares held by each such holder.

Upon any liquidation, dissolution or winding up of the Corporation, each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any of the Corporations Junior Securities, an amount in cash equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends) of all Shares held by such holder, and the holders of Series A Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation’s assets to be distributed among the holders of the Series A Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred held by each such holder. Prior to the time of any liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Series A Preferred. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series A Preferred. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

Section 4.  Priority of Preferred Stock.

So long as any Series A Preferred remains outstanding, neither the Corporation nor any Subsidiary shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of dividends accrued on the Series A Preferred or the Corporation has failed to make any redemption of the Series A Preferred required hereunder.

Section 5.  Redemptions.

5A.  Optional Redemptions.    The Corporation may at any time after July 1, 1999 redeem all or any portion of Series A Preferred then outstanding. On any such redemption, the Corporation shall pay a price per Share equal to the Redemption Value thereof plus all accrued and unpaid dividends thereon.

5B.  Redemption Payment.    For each Share which is to be redeemed, the Corporation shall be obligated on the Redemption Date to pay the amount due to the holder thereof (upon surrender by such holder at the Corporation’s principal office of the certificate representing such Share) in immediately available funds. If the funds of the Corporation legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Redemption Value of such Shares (plus all accrued and unpaid dividends thereon) held by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed. Prior to the time of any redemption of Series A Preferred, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Shares which are to be redeemed.

5C.  Notice of Redemption.    The Corporation shall mail written notice of each redemption of any Series A Preferred to each record holder of such class not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation’s option, the Corporation shall become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

5D.  Determination of the Number of Each Holder’s Shares to be Redeemed.    Except as otherwise provided herein, the number of Shares of Series A Preferred to be redeemed from each holder thereof in redemptions hereunder shall be the total number of Shares to be redeemed multiplied by a fraction, the numerator of which is the total number of Shares then held by such holder and the denominator of which is the total number of Shares then outstanding.

5E.  Dividends After Redemption.    No Share is entitled to any dividends accruing after the date on which the Redemption Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof. On such date all rights of the holder of such Share shall cease, and such Share shall cease to be outstanding.

5F.  Redeemed or Otherwise Acquired Shares.    Any Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and shall not be reissued, sold or transferred.

5G.  No Other Redemptions or Acquisitions.    Neither the Corporation nor any Subsidiary shall redeem or otherwise acquire any Series A Preferred, except as expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of Series A Preferred on the basis of the number of Shares held by each such holder.

Section 6.  Voting Rights.

Except as otherwise provided herein and as otherwise required by law, the Series A Preferred shall have no voting rights; provided that each holder of Series A Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting. With respect to any issue required to be voted on and approved by holders of Series A Preferred, the holder of Series A Preferred will vote as a single class.

Section 7.  Definitions.

When used herein;

“Bankruptcy Event” means (a)(i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation or any Subsidiary in an involuntary case under any Bankruptcy Law, which decree or order is not stayed; or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (ii) an involuntary case is commenced against the Corporation or any Subsidiary under any applicable Bankruptcy Law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Corporation or any Subsidiary or over all or a substantial part of any of their respective properties, shall have been entered; or an interim receiver, trustee or other custodian of the Corporation or any Subsidiary for all or a substantial part of their respective properties is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Corporation or any Subsidiary, and the continuance of any such events in this clause (ii) for sixty (60) days unless dismissed, bonded, stayed, vacated or discharged, or (b) the Corporation or any Subsidiary shall have an order for relief entered with respect to it or commence a voluntary case under any Bankruptcy Law; or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of their respective properties; the making by the Corporation or any Subsidiary of any assignment for the benefit of creditors the admission by the Corporation or any Subsidiary in writing of its inability to pay its debts as such debts become due.

“Junior Securities” means any of the Common Stock and any other capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

“Liquidation Value” of any Share as of any particular date shall be equal to $100.00 plus all accumulated and unpaid dividends added thereto in accordance with Section 2B.

“Redemption Date” as to any Share means the date specified in the notice of any redemption at the Corporation’s option or the applicable date specified herein in the case of any other redemption; provided that no such date shall be a Redemption Date unless the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

“Redemption Value” of any Share of any particular date shall be equal to $105.00 plus all accumulated and unpaid dividends added thereto in accordance with Section 2B.

“Subsidiary” means, any corporation, limited liability company, partnership, association or other business entity of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof, the majority ownership interest in or the ability to control any managing body of, is at the time owned, vested in or controlled, directly or indirectly, by the Corporation or one or more of its Subsidiaries or a combination thereof.

Section 8.  Miscellaneous.

8A.  Registration of Transfer.    The Corporation shall keep at its principal office a register for the registration of Shares. Upon the surrender of any certificate representing Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Shares represented by such new certificate from the date to which dividends have been fully paid on such Shares represented by the surrendered certificate.

8B.  Replacement.    Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

8C.  Amendment and Waiver.    No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the prior written consent of the holders of a majority of the Series A Preferred outstanding at the time such action is taken, provided that no such action shall change this Section, the rate at which or the manner in which dividends on the Series A Preferred accrue or the times at which such dividends become payable or the amount payable on redemption of the Series A Preferred or the times at which redemption of Series A Preferred is to occur, without the prior written consent of the holders of at least 100% of the Series A Preferred then outstanding.

8D.  Notices.    Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any holder of Series A Preferred, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

*    *    *    *

IN WITNESS WHEREOF, the undersigned, under the penalties of perjury, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Designation as of this 27th day of June, 1997.

S. C. JOHNSON COMMERCIAL MARKETS, INC.

By:	/s/ EDWIN R. ROSSINI
Edwin R. Rossini President

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
S. C. JOHNSON COMMERCIAL MARKETS, INC.

Under Section 242 of the Delaware General Corporation Law

The undersigned, being the Vice President of S. C. Johnson Commercial Markets, Inc., a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:    That the Board of Directors of said corporation, by the unanimous written consent of its members pursuant to Section 141(f) and 242 of the General Corporation Law of the State of Delaware, filed with minutes of the Board at a meeting, June 11, 1998, adopted a resolution restating the Article Four in its entirety as set forth on Exhibit A attached hereto and made a part hereof.

SECOND:    That the holder of all the Corporation’s issued and outstanding capital stock entitled to vote thereon approved the amendment in accordance with Section 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being the Vice President hereinabove named, under penalties of perjury hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Amendment to Certificate of Incorporation this 11 day of June, 1998.

By:	/s/ EDWIN R. ROSSINI
Edwin R. Rossini Vice President

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
S.C. JOHNSON COMMERCIAL MARKETS, INC.

ARTICLE FOUR

AUTHORIZED CAPITAL STOCK

I.    AUTHORIZED SHARES

The total number of shares of capital stock which the Corporation has authority to issue is 202,000 shares, consisting of

A.  200,000 shares of Common Stock, par value $1.00 per share (the “Common Stock”);

B.  1,000 shares of Series A preferred stock, par value $100.00 per share, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of such shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, rights, qualifications, limitations and restrictions of the shares of preferred stock of each such series (the “Series A Preferred Stock”); and

C.  1,000 shares of Series B preferred stock, par value $100.00 per share, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of such shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, rights, qualifications, limitations and restrictions of the shares of preferred stock of each such series (the “Series B Preferred Stock”);

II.    COMMON STOCK

Except as otherwise provided in this Section II or as otherwise required by applicable law, all shares of Common Stock, shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

III.    PREFERRED STOCK

A.  Except as otherwise provided in this Section III or as otherwise required by applicable law, all shares of Series A Preferred Stock shall have rights and preferences set forth on Schedule I attached hereto and made part hereof.

B.  Except as otherwise provided in this Section III or as otherwise required by applicable law, all shares of Series B Preferred Stock shall have rights and preferences set forth on Schedule II attached hereto and made part hereof.

SCHEDULE I

EXHIBIT A
TO
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
S.C. JOHNSON COMMERCIAL MARKETS, INC.

CERTIFICATE OF
DESIGNATION OF SERIES A—8% CUMULATIVE PREFERRED STOCK

S.C. Johnson Commercial Markets, Inc., a Delaware corporation (the “Corporation”) certifies that pursuant to Article Fourth of its Amended Certificate of Incorporation as filed on June 11, 1998 and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its preferred shares.

RESOLVED, that a series of authorized preferred shares of the Corporation is hereby created, having the designation, par value, voting, participation and other rights and restriction set out below.

Section 1.  Designation and Amount.

The shares of the Corporation’s Preferred Stock, par value $100 per share, are designated as the “Series A—8% Cumulative Preferred Stock” (the “Series A Preferred ”) and the number of shares of Series A Preferred is 1,000. Certain other capitalized terms used herein are defined in Section 8.

Section 2.  Dividends.

2A.  General Obligation.    When and as declared by the Corporation’s board of directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends to the holders of the Series A Preferred as provided in this Section 2. Except as otherwise provided herein, dividends on each share of the Series A Preferred (a “Share”) shall accrue on a daily basis at the rate of 8% per annum of the Liquidation Value thereof from and including the date of issuance of such Share to and including the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share shall be deemed to be its “date of issuance” regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

2B.  Dividend Reference Dates.    To the extent not paid on the 15th day of each September, December, March and June of each year, beginning on September 15, 1997 (the “Dividend Reference Dates”), all dividends which have accrued on each Share outstanding during the four-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date shall be accumulated and shall be added to and become part of the Liquidation Value of such Share until paid.

2C.  Distribution of Partial Dividend Payments.    Except as otherwise provided herein if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series A Preferred, such payment shall be distributed ratably among the holders of such class based upon the number of Shares held by each such holder.

Section 3.  Liquidation.

Upon any liquidation, dissolution or winding up of the Corporation, each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any of the Corporations Junior Securities, an amount in cash equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends) of all Shares held by such holder, and the holders of Series A Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation’s assets to be distributed among the holders of the Series A Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred held by each such holder. Prior to the time of any liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Series A Preferred. The Corporation shall mail written notice of such liquidation dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series A Preferred. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

Section 4.  Priority of Preferred Stock.

So long as any Series A Preferred remains outstanding, neither the Corporation nor any Subsidiary shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of dividends accrued on the Series A Preferred or the Corporation has failed to make any redemption of the Series A Preferred required hereunder.

Section 5.  Redemptions.

5A.  Optional Redemptions.    The Corporation may at any time after July 1, 1999 redeem all or any portion of Series A Preferred then outstanding. On any such redemption, the Corporation shall pay a price per Share equal to the Redemption Value thereof plus all accrued and unpaid dividends thereon.

5B.  Redemption Payment.    For each Share which is to be redeemed, the Corporation shall be obligated on the Redemption Date to pay the amount due to the holder thereof (upon surrender by such holder at the Corporation’s principal office of the certificate representing such Share) in immediately available funds. If the funds of the Corporation legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Redemption Value of such Shares (plus all accrued and unpaid dividends thereon) held by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed. Prior to the time of any redemption of Series A Preferred, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Shares which are to be redeemed.

5C.  Notice of Redemption.    The Corporation shall mail written notice of each redemption of any Series A Preferred to each record holder of such class not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation’s option, the Corporation shall become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

5D.  Determination of the Number of Each Holder’s Shares to be Redeemed.    Except as otherwise provided herein, the number of Shares of Series A Preferred to be redeemed from each holder thereof in redemptions hereunder shall be the total number of Shares to be redeemed multiplied by a fraction, the numerator of which is the total number of Shares then held by such holder and the denominator of which is the total number of Shares then outstanding.

5E.  Dividends After Redemption.    No Share is entitled to any dividends accruing after the date on which the Redemption Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof. On such date all rights of the holder of such Share shall cease, and such Share shall cease to be outstanding.

5F.    Redeemed or Otherwise Acquired Shares.    Any Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and shall not be reissued, sold or transferred.

5G.  No Other Redemptions or Acquisitions.    Neither the Corporation nor any Subsidiary shall redeem or otherwise acquire any Series A Preferred, except a expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of Series A Preferred on the basis of the number of Shares held by each such holder.

Section 6.  Voting Rights.

Except as otherwise provided herein and as otherwise required by law, the Series A Preferred shall have no voting rights; provided that each holder of Series A Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting. With respect to any issue required to be voted on and approved by holders of Series A Preferred, the holder of Series A Preferred will vote as a single class.

Section 7.  Definitions.

When used herein;

“Bankruptcy Event” means (a)(i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation or any Subsidiary in an involuntary case under any Bankruptcy Law, which decree or order is not stayed; or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (ii) an involuntary case is commenced against the Corporation or any Subsidiary under any applicable Bankruptcy Law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Corporation or any Subsidiary or over all or a substantial part of any of their respective properties, shall have been entered; or an interim receiver, trustee or other custodian of the Corporation or any Subsidiary for all or a substantial part of their respective properties is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Corporation or any Subsidiary, and the continuance of any such events in this clause (H) for sixty (60) days unless dismissed, bonded, stayed, vacated or discharged, or (b) the Corporation or any Subsidiary shall have an order for relief entered with respect to it or commence a voluntary case under any Bankruptcy Law; or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of their respective properties; the making by the Corporation or any Subsidiary of any assignment for the benefit of creditors the admission by the Corporation or any Subsidiary in writing of its inability to pay its debts as such debts become due.

“Junior Securities” means any of the Common Stock and any other capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any Liquidation, dissolution or winding up of the Corporation.

“Liquidation Value” of any Share as of any particular date shall be equal to $100.00 plus all accumulated and unpaid dividends added thereto in accordance with Section 2B.

“Redemption Date” as to any Share means the date specified in the notice of any redemption at the Corporation’s option or the applicable date specified herein in the case of any other redemption; provided that no such date shall be a Redemption Date unless the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

“Redemption Value” of any Share of any particular date shall be equal to $105.00 plus all accumulated and unpaid dividends added thereto in accordance with Section 2B.

“Subsidiary” means, any corporation, limited liability company, partnership, association or other business entity of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof, the majority ownership interest in or the ability to control any managing body of, is at the time owned, vested in or controlled, directly or indirectly, by the Corporation or one or more of its Subsidiaries or a combination thereof.

Section 8.  Miscellaneous.

8A.    Registration of Transfer.    The Corporation shall keep at its principal office a register for the registration of Shares. Upon the surrender of any certificate representing Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantiaIly identical in form to the surrendered certificate, and dividends shall accrue on the Shares represented by such new certificate from the date to which dividends have been fully paid on such Shares represented by the surrendered certificate.

8B.  Replacement.    Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Series A Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

8C.  Amendment and Waiver.    No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the prior written consent of the holders of a majority of the Series A Preferred outstanding at the time such action is taken, provided that no such action shall change this Section, the rate at which or the manner in which dividends on the Series A Preferred accrue or the times at which such dividends become payable or the amount payable on redemption of the Series A Preferred or the times at which redemption of Series A Preferred is to occur, without the prior written consent of the holders of at least 100% of the Series A Preferred then outstanding.

8D.  Notices.    Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any holder of Series A Preferred, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

IN WITNESS WHEREOF, the undersigned, under the penalties of perjury, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Designation as of this 11th day of June, 1998.

SCHEDULE II

EXHIBIT A
TO
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
S.C. JOHNSON COMMERCIAL MARKETS, INC.

CERTIFICATE OF
DESIGNATION OF SERIES B—8% CUMULATIVE PREFERRED STOCK

S.C. Johnson Commercial Markets, Inc., a Delaware corporation (the “Corporation”) certifies that pursuant to Article Fourth of its Amended Certificate of Incorporation as filed on June 11, 1998 and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its preferred shares.

RESOLVED, that a series of authorized preferred shares of the Corporation is hereby created, having the designation, par value, voting, participation and other rights and restriction set out below.

Section 1.  Designation and Amount.

The shares of the Corporation’s Preferred Stock, par value $100 per share, are designated as the “Series B—8% Cumulative Preferred Stock” (the “Series B Preferred”) and the number of shares of Series B Preferred is 1,000. Certain other capitalized terms used herein are defined in Section 8.

Section 2.  Dividends.

2A.  General Obligation.    When and as declared by the Corporation’s board of directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends to the holders of the Series B Preferred as provided in this Section 2. Except as otherwise provided herein, dividends on each share of the Series B Preferred (a “Share”) shall accrue on a daily basis at the rate of 8% per annum of the Liquidation Value thereof from and including the date of issuance of such Share to and including the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share shall be deemed to be its “date of issuance” regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

2B.  Dividend Reference Dates.    To the extent not paid on the last day of each September, December, March and June of each year, beginning on September 30, 1998 (the “Dividend Reference Dates”), all dividends which have accrued on each Share outstanding during the four-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date shall be accumulated and shall be added to and become part of the Liquidation Value of such Share until paid.

2C.  Distribution of Partial Dividend Payments.    Except as otherwise provided herein if at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series B Preferred, such payment shall be distributed ratably among the holders of such class based upon the number of Shares held by each such holder.

Section 3.  Liquidation.

Upon any liquidation, dissolution or winding up of the Corporation, each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any of the Corporations Junior Securities, an amount in cash equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends) of all Shares held by such holder, and the holders of Series B Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation’s assets to be distributed among the holders of the Series B Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series B Preferred held by each such holder. Prior to the time of any liquidation, dissolution or winding up of the Corporation, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Series B Preferred. The Corporation shall mail written notice of such liquidation dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series B Preferred. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

Section 4.  Priority of Preferred Stock.

So long as any Series B Preferred remains outstanding, neither the Corporation nor any Subsidiary shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Corporation has failed to pay the full amount of dividends accrued on the Series B Preferred or the Corporation has failed to make any redemption of the Series B Preferred required hereunder.

Section 5.  Redemptions.

5A.  Optional Redemptions.    The Corporation may at any time after July 1, 2019 redeem all or any portion of Series B Preferred then outstanding. On any such redemption, the Corporation shall pay a price per Share equal to the Redemption Value thereof plus all accrued and unpaid dividends thereon.

5B.  Redemption Payment.    For each Share which is to be redeemed, the Corporation shall be obligated on the Redemption Date to pay the amount due to the holder thereof (upon surrender by such holder at the Corporation’s principal office of the certificate representing such Share) in immediately available funds. If the funds of the Corporation legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Redemption Value of such Shares (plus all accrued and unpaid dividends thereon) held by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed. Prior to the time of any redemption of Series B Preferred, the Corporation shall declare for payment all accrued and unpaid dividends with respect to the Shares which are to be redeemed.

5C.  Notice of Redemption.    The Corporation shall mail written notice of each redemption of any Series B Preferred to each record holder of such class not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation’s option, the Corporation shall become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

5D.  Determination of the Number of Each Holder’s Shares to be Redeemed.    Except as otherwise provided herein, the number of Shares of Series B Preferred to be redeemed from each holder thereof in redemptions hereunder shall be the total number of Shares to be redeemed multiplied by a fraction, the numerator of which is the total number of Shares then held by such holder and the denominator of which is the total number of Shares then outstanding.

5E.  Dividends After Redemption.    No Share is entitled to any dividends accruing after the date on which the Redemption Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof. On such date all rights of the holder of such Share shall cease, and such Share shall cease to be outstanding.

5F.  Redeemed or Otherwise Acquired Shares.    Any Shares which are redeemed or otherwise acquired by the Corporation shall be canceled and shall not be reissued, sold or transferred.

5G.  No Other Redemptions or Acquisitions.    Neither the Corporation nor any Subsidiary shall redeem or otherwise acquire any Series B Preferred, except as expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of Series B Preferred on the basis of the number of Shares held by each such holder.

Section 6.  Voting Rights.

Except as otherwise provided herein and as otherwise required by law, the Series B Preferred shall have no voting rights; provided that each holder of Series B Preferred shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting. With respect to any issue required to be voted on and approved by holders of Series B Preferred, the holder of Series B Preferred will vote as a single class.

Section 7.  Definitions

When used herein;

“Bankruptcy Event” means (a)(i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation or any Subsidiary in an involuntary case under any Bankruptcy Law, which decree or order is not stayed; or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (ii) an involuntary case is commenced against the Corporation or any Subsidiary under any applicable Bankruptcy Law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Corporation or any Subsidiary or over all or a substantial part of any of their respective properties, shall have been entered; or an interim receiver, trustee or other custodian of the Corporation or any Subsidiary for all or a substantial part of their respective properties is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Corporation or any Subsidiary, and the continuance of any such events in this clause (H) for sixty (60) days unless dismissed, bonded, stayed, vacated or discharged, or (b) the Corporation or any Subsidiary shall have an order for relief entered with respect to it or commence a voluntary case under any Bankruptcy Law, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of their respective properties; the making by the Corporation or any Subsidiary of any assignment for the benefit of creditors the admission by the Corporation or any Subsidiary in writing of its inability to pay its debts as such debts become due.

“Junior Securities” means any of the Common Stock and any other capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

“Liquidation Value” of any Share as of any particular date shall be equal to $100.00 plus all accumulated and unpaid dividends added thereto in accordance with Section 2B.

“Redemption Date” as to any Share means the date specified in the notice of any redemption at the Corporation’s option or the applicable date specified herein in the case of any other redemption; provided that no such date shall be a Redemption Date unless the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

“Redemption Value” of any Share of any particular date shall be equal to $105.00 plus all accumulated and unpaid dividends added thereto in accordance with Section 2B.

“Subsidiary” means, any corporation, limited liability company, partnership, association or other business entity of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof, the majority ownership interest in or the ability to control any managing body of, is at the time owned, vested in or controlled, directly or indirectly, by the Corporation or one or more of its Subsidiaries or a combination thereof.

Section 8.  Miscellaneous.

8A.  Registration of Transfer.    The Corporation shall keep at its principal office a register for the registration of Shares. Upon the surrender of any certificate representing Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Shares represented by such new certificate from the date to which dividends have been fully paid on such Shares represented by the surrendered certificate.

8B.  Replacement.    Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of Series B Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series B Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

8C.  Amendment and Waiver.    No amendment, modification or waiver shall be binding or effective with respect to any provision hereof without the prior written consent of the holders of a majority of the Series B Preferred outstanding at the time such action is taken, provided that no such action shall change this Section, the rate at which or the manner in which dividends on the Series B Preferred accrue or the times at which such dividends become payable or the amount payable on redemption of the Series B Preferred or the times at which redemption of Series B Preferred is to occur, without the prior written consent of the holders of at least 100% of the Series B Preferred then outstanding.

8D.  Notices.    Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any holder of Series B Preferred, at such holder’s address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

IN WITNESS WHEREOF, the undersigned, under the penalties of perjury, does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Designation as of this 11th day of June 1998.

CERTIFICATE OF MERGER OF
S. C. JOHNSON TOTAL SOLUTIONS, INC. WITH AND INTO
S. C. JOHNSON COMMERCIAL MARKETS, INC.

In accordance with Section 253 of the Delaware General Corporation Law, the undersigned, as the duly appointed and acting Senior Vice President and Secretary of S. C. Johnson Commercial Markets, Inc, a Delaware corporation, certifies as follows:

1.  S. C. Johnson Commercial Markets, Inc. owns 100% of the outstanding shares of S. C. Johnson Total Solutions, Inc., a Delaware corporation.

2.  Attached hereto as Exhibit A is a true and complete copy of the Resolutions of the Sole Director of S. C. Johnson Total Solutions, Inc. approving and adopting the merger of S. C. Johnson Total Solutions, Inc. with and into S. C. Johnson Commercial Markets, Inc., which resolutions have not been in any way amended, annulled, rescinded or revoked and are in full force and effect on the date hereof.

Witness my hand on this 10th day of January, 2001.

S. C. JOHNSON COMMERCIAL MARKETS, INC.

By:	/s/ JOANNE BRANDES
JoAnne Brandes Senior Vice President and Secretary

EXHIBIT A

CONSENT OF THE SOLE DIRECTOR
OF
S. C. JOHNSON TOTAL SOLUTIONS, INC.

The undersigned, being the sole director of S. C. Johnson Total Solutions, Inc., a Delaware corporation (the “Corporation), acting pursuant to the laws of the State of Delaware and the Bylaws of this corporation, hereby consents to the adoption of the following Recital and Resolutions, in accordance with Section 141(f) of the Delaware General Corporation Law.

RECITAL

The undersigned deems it to be in the best interests of the Corporation to merge S. C. Johnson Total Solutions, Inc. with and into S. C. Johnson Commercial Markets, Inc., its parent corporation that owns 100% of the Corporation’s outstanding stock with S. C. Johnson Commercial Markets, Inc. being the surviving corporation pursuant to Section 253 of the Delaware General Corporation Law and Section 82 of the Massachusetts Business Corporation Law (the “Merger”);

RESOLUTIONS

1.  The merger of S. C. Johnson Total Solutions, Inc. with and into S. C. Johnson Commercial Markets, Inc. is hereby approved and adopted on behalf of the Corporation, and the President or any other officer of the Corporation is hereby authorized and directed to execute the Certificate of Merger and file such certificate with the Secretary of State of Delaware substantially in the form and substance as reviewed and approved by the undersigned.

2.  The change of name of the Corporation, as set forth in the Certificate of Merger and the Articles of Merger, respectively, to “S. C. Johnson Commercial Markets, Inc.” is approved, adopted and ratified on behalf of the Corporation.

3.  The President or any other officer of the Corporation is authorized and directed, on behalf of the Corporation, to perform any and all other transactions contemplated by the Merger, to execute such other documents and to take such other actions as she or he in her or his sole discretion deems necessary, appropriate or advisable to effect the intent of the foregoing recitals and resolutions.

Dated this 9th day of January 2001.

SOLE DIRECTOR:

BY:	/s/ DAVID C. QUAST
David C. Quast

CERTIFICATE OF MERGER OF
JOHNSON/PURITAN FOOD SERVICE, INC. WITH AND INTO
S. C. JOHNSON COMMERCIAL MARKETS, INC.

In accordance with Section 253 of the Delaware General Corporation Law, the undersigned, as the duly appointed and acting Senior Vice President and Secretary of S. C. Johnson Commercial Markets, Inc, a Delaware corporation, certifies as follows:

1.  S. C. Johnson Commercial Markets, Inc. owns 100% of the outstanding shares of Johnson/Puritan Food Service, Inc., a Delaware corporation.

2.  Attached hereto as Exhibit A is a true and complete copy of the Resolutions of the Sole Director of Johnson/Puritan Food Service, Inc. approving and adopting the merger of Johnson/Puritan Food Service, Inc. with and into S. C. Johnson Commercial Markets, Inc., which resolutions have not been in any way amended, annulled, rescinded or revoked and are in full force and effect on the date hereof.

Witness my hand on this 10th day of January, 2001.

S. C. JOHNSON COMMERCIAL MARKETS, INC.

By:	/s/ JOANNE BRANDES
JoAnne Brandes Senior Vice President and Secretary

EXHIBIT A

CONSENT OF THE SOLE DIRECTOR
OF
JOHNSON/PURITAN FOOD SERVICE, INC.

The undersigned, being the sole director of Johnson/Puritan Food Service, Inc., a Delaware corporation (the “Corporation), acting pursuant to the laws of the State of Delaware and the Bylaws of this corporation, hereby consents to the adoption of the following Recital and Resolutions, in accordance with Section 141(f) of the Delaware General Corporation Law.

RECITAL

The undersigned deems it to be in the best interests of the Corporation to merge Johnson/Puritan Food Service, Inc. with and into S. C. Johnson Commercial Markets, Inc., its parent corporation that owns 100% of the Corporation’s outstanding stock with S. C. Johnson Commercial Markets, Inc. being the surviving corporation pursuant to Section 253 of the Delaware General Corporation Law and Section 82 of the Massachusetts Business Corporation Law (the “Merger”);

RESOLUTIONS

1.  The merger of Johnson/Puritan Food Service, Inc. with and into S. C. Johnson Commercial Markets, Inc. is hereby approved and adopted on behalf of the Corporation, and the President or any other officer of the Corporation is hereby authorized and directed to execute the Certificate of Merger and file such certificate with the Secretary of State of Delaware substantially in the form and substance as reviewed and approved by the undersigned.

2.  The change of name of the Corporation, as set forth in the Certificate of Merger and the Articles of Merger, respectively, to “S. C. Johnson Commercial Markets, Inc.” is approved, adopted and ratified on behalf of the Corporation.

3.  The President or any other officer of the Corporation is authorized and directed, on behalf of the Corporation, to perform any and all other transactions contemplated by the Merger, to execute such other documents and to take such other actions as she or he in her or his sole discretion deems necessary, appropriate or advisable to effect the intent of the foregoing recitals and resolutions.

Dated this 9th day of January 2001.

SOLE DIRECTOR:

By:	/s/ DAVID C. QUAST
David C. Quast

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
*****

S. C. Johnson Commercial Markets, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:    That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

“Article First of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

FIRST:    The name of the Corporation is JohnsonDiversey, Inc.”

SECOND:    That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendment shall be given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said S. C. Johnson Commercial Markets, Inc. has caused this certificate to be signed by JoAnne Brandes, its Secretary, this 1st day of May, 2002.

S. C. JOHNSON COMMERCIAL MARKETS,INC

By:	/S/ JOANNE BRANDES
Senior Vice President and Secretary